Exhibit 99.1

Jet.AI and flyExclusive Remain Committed to Transaction – Closing Expected in the First Quarter of 2026

Las Vegas, NV, Jan. 14, 2026 (GLOBE NEWSWIRE) — Jet.AI Inc. (“Jet.AI” or the “Company”) (Nasdaq: JTAI), an emerging provider of high-performance GPU infrastructure and AI cloud services, today announced that the parties have extended the outside date of the merger agreement between flyExclusive, Inc. (NYSE American: FLYX) (“flyExclusive”) and Jet.AI to April 30th, 2026, with closing expected in the first quarter of 2026.

“We’re excited about the deal and remain firmly committed,” said Jet.AI Founder and Executive Chairman Mike Winston.”

flyExclusive’s Founder and Chief Executive Officer, Jim Segrave added: “We remain enthusiastically committed to the deal.”

About Jet.AI

Jet.AI Inc. is a technology-driven company focused on deploying artificial intelligence tools and infrastructure to enhance decision-making, efficiency, and performance across complex systems. The Company is listed on the NASDAQ Capital Market under the ticker symbol “JTAI.”

Additional Information and Where to Find It

In connection with the transactions contemplated by the Amended and Restated Agreement and Plan of Merger and Reorganization, dated May 6, 2025, between Jet.AI, flyExclusive, FlyX Merger Sub, Inc., and Jet.AI SpinCo, Inc. (as amended, the “Merger Agreement”), flyExclusive has filed a Registration Statement on Form S-4 (File No. 333-284960) (the “Registration Statement”) to register the shares of flyExclusive common stock that will be issued in connection with the proposed transactions. The Registration Statement includes a proxy statement of the Company and a prospectus of flyExclusive (the “Proxy Statement/Prospectus”), and flyExclusive may file with the SEC other relevant documents concerning the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTIONS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, FLYEXCLUSIVE, AND THE PROPOSED TRANSACTIONS AND RELATED MATTERS.

A copy of the Registration Statement, Proxy Statement/Prospectus, as well as other filings containing information about the Company, may be obtained, free of charge, at the SEC’s website at www.sec.gov when they are filed. You will also be able to obtain these documents, when they are filed, free of charge, from the Company by accessing the Company’s website at investors.jet.ai. Copies of the Registration Statement, the Proxy Statement/Prospectus and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to the Company at 10845 Griffith Peak Drive, Suite 200, Las Vegas, NV 89135, Attention: Board Secretary, or by phone at (702) 747-4000. The information on the Company’s website is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC.

Participants in the Solicitation of Proxies

Jet.AI, flyExclusive, and certain of their respective directors and officers may be deemed participants in the solicitation of proxies from Jet.AI’s stockholders in connection with the proposed transactions. Jet.AI’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the names and interests in the proposed transactions of Jet.AI’s directors and officers in the parties’ filings with the SEC, including Jet.AI’s annual reports on Form 10-K and quarterly reports on Form 10-Q. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Jet.AI’s stockholders in connection with the proposed transactions and a description of their direct and indirect interests will be included in the definitive proxy statement/prospectus relating to the proposed transactions when it becomes available. Stockholders, potential investors and other interested persons should read the definitive proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The proposed transactions are expected to be implemented solely pursuant to the legally binding definitive agreement, and which contains the material terms and conditions of the proposed transactions. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This press release contains certain statements that may be deemed to be “forward-looking statements” within the meaning of the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, with respect to the products and services offered by Jet.AI and the markets in which it operates, Jet.AI’s projected future results, and Jet.AI’s perception of market conditions. Statements that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our Company, our industry, our beliefs and our assumptions. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. As a result, caution must be exercised in relying on forward-looking statements, which speak only as of the date they were made. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in the Company’s most recent Annual Report on Form 10-K and subsequent reports filed with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Readers are cautioned not to put undue reliance on forward-looking statements, and Jet.AI assumes no obligation and does not intend to update or revise these forward-looking statements, whether because of new information, future events, or otherwise, except as provided by law.

Jet.AI Investor Relations:

Gateway Group, Inc.

949-574-3860

Jet.AI@gateway-grp.com